UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 24, 2008
CNA FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-5823	36-6169860

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

333 S. Wabash, Chicago, Illinois	60604

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (312) 822-5000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On January 24, 2008, the registrant posted a financial supplement on its web site providing information on its revised property and casualty segments for each of the quarters in and for the nine month period ended September 30, 2007, each of the four quarters in the year ended December 31, 2006 and the twelve month periods ended December 31, 2006 and December 31, 2005 as if the current segment changes occurred as of the beginning of the earliest period presented. The financial supplement is furnished as Exhibit 99.1 to this Form 8-K.
The changes to the registrant’s segments are as follows:
The registrant’s core property and casualty commercial insurance operations are reported in two business segments: Standard Lines and Specialty Lines. As a result of the registrant’s realignment of management responsibilities in the fourth quarter of 2007, the registrant has revised its property and casualty segments. Standard Lines includes standard property and casualty coverages sold to small businesses and middle market entities and organizations in the U.S. primarily through an independent agency distribution system. In addition, Standard Lines also includes commercial insurance and risk management products sold to large corporations in the U.S. primarily through insurance brokers. Specialty Lines provides a broad array of professional, financial and specialty property and casualty products and services, including excess and surplus lines, primarily through insurance brokers and managing general underwriters. Additionally, Specialty Lines includes insurance coverages sold globally through the registrant’s foreign operations (CNA Global). Previously, excess and surplus lines and CNA Global were included in Standard Lines.
Additionally, Standard Lines previously included other revenues and expenses related to claim services provided by CNA ClaimPlus, Inc. to other units within the Standard Lines segment because these revenues and expenses were eliminated at the consolidated level. These amounts are now eliminated within Standard Lines for all periods presented.
The information under Item 2.02 and in Exhibit 99.1 in this Current Report is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information under Item 2.02 and in Exhibit 99.1 in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits:

Exhibit No.	Description

99.1	CNA Financial Corporation financial supplement, posted on its web site January 24, 2008, providing supplemental financial information for each of the quarters in and for the nine month period ended September 30, 2007, each of the four quarters in the year ended December 31, 2006 and the twelve month periods ended December 31, 2006 and December 31, 2005.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNA Financial Corporation (Registrant)
Date: January 24, 2008	By	/s/ D. Craig Mense
(Signature)
D. Craig Mense Executive Vice President and Chief Financial Officer